UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 21, 2020

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On January 21, 2020, Tellurian Inc., a Delaware corporation (the “Company”), entered into an Amended and Restated Distribution Agency Agreement (the “A&R Distribution Agreement”) with Credit Suisse Securities (USA) LLC (“Credit Suisse”). The A&R Distribution Agreement amends, restates and supersedes, and has terms substantially similar to those of, the Distribution Agency Agreement, dated as of March 15, 2017, between the Company and Credit Suisse (the “Prior Distribution Agreement”). The parties entered into the A&R Distribution Agreement because the Prior Distribution Agreement was linked to the Company’s shelf registration on Form S-3ASR (File No. 333-216011), which was nearing expiration and was replaced by the Company’s shelf registration statement on Form S-3ASR (File No. 333-235793) filed with the Securities and Exchange Commission (the “SEC”) on January 3, 2020. The Company filed a prospectus supplement, dated January 21, 2020, with the SEC in connection with the offering of shares of the Company’s common stock pursuant to the A&R Distribution Agreement.

The foregoing description of the A&R Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the A&R Distribution Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The legal opinion of Davis Graham & Stubbs LLP relating to the legality of the shares of common stock being offered pursuant to the A&R Distribution Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
5.1	Opinion of Davis Graham & Stubbs LLP
23.1	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

By:	/s/ Antoine J. Lafargue
Name: Title:	Antoine J. Lafargue Senior Vice President and Chief Financial Officer

Date: January 21, 2020